CALVERT GLOBAL VALUE FUND
CALVERT GLOBAL EQUITY INCOME FUND
Supplement to
Calvert Equity Funds Prospectus (Class A, C and Y)
dated April 30, 2015, as revised October 1, 2015
Calvert Equity Funds Prospectus (Class I)
dated October 1, 2015
Date of Supplement: February 4, 2016
In the chart under “More Information on Investment Objective, Investment Strategies and Risks – Further Description of Investment Strategies and Techniques,” add the following under the row for “Investment Techniques – Exchange-Traded Funds” (headings added for clarity):

	Calvert Global Value Fund	Calvert Global Equity Income Fund
Investment Techniques
Securities Lending	❑	❑
In the table under “More Information on Investment Objective, Investment Strategies and Risks – Description of Investment Strategies and Associated Risks,” add the following under the paragraph for “Investment Techniques and Associated Risks – Exchange-Traded Funds” (heading added for clarity):

Investment Techniques and Associated Risks
Securities Lending.  The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Risks: Credit and Market
Under “More Information on Investment Objective, Investment Strategies and Risks – Explanation of Strategies Used by the Funds,” add the following after the second paragraph:
Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral. All incremental income generated from such activities will be accrued to the Fund. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.
Calvert Equity Funds Prospectus (Class A, C and Y) Only:
Under the section “Reduced Sales Charges – Retirement Plans Under Section 457, Section, 403(b)(7), or Section 401(k) on page 20, add the following at the end of the first paragraph:
These sales charge waivers do not apply to traditional, commission-based brokerage arrangements.